EXHIBIT 99.3

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (the “Agreement”) is made as of the 21st day of September 2010, by and between New Leaf Brands, Inc., a Nevada corporation (the “Company”), and each of the purchasers listed on Schedule A hereto (collectively, the “Investors”).

WHEREAS, each Investor desires to purchase, and the Company desires to sell to such Investor, certain securities of the Company in a private placement as set forth in this Agreement and the exhibits hereto (“Offering”); and

WHEREAS, Hudson Securities, Inc. is acting as exclusive placement agent (“Placement Agent”) in the private placement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Purchase and Sale of the Units.  On the Closing Date (as hereinafter defined), subject to the terms and conditions of this Agreement, each Investor hereby agrees to purchase and the Company hereby agrees to sell and issue the number of units (“Units”) set forth opposite the Investor’s name on Schedule A hereto.  Each Unit shall consist of (a) a $1,000 principal amount promissory note having an original issue discount of 12% in the form of Exhibit A hereto (“Note”) and (b) a warrant to purchase 1,200 shares of the Company’s common stock (“Common Stock”) in the form of Exhibit B hereto (“Warrant”).   A Unit is solely a defined grouping of Notes and Warrants and is not itself a separate security.  The purchase price per Unit shall be $880.    Units shall be sold at an initial Closing (as defined) and additional Units may be sold at additional Closing from time to time thereafter through October 31, 2010.  Investors shall have the piggyback registration rights set forth on Exhibit C hereto with respect to the shares of Common Stock underlying the Warrants.

So long as any Notes remain outstanding, if the Company enters into any subsequent transaction other than a Qualified Offering (as defined in the Note) for the purpose of raising capital (a “Subsequent Offering”), on terms more favorable than the terms governing this Offering, then each Investor who holds outstanding Notes may, in its sole discretion, exchange its Notes and Warrants, valued at the Face Amount (as defined in the Note) of its Notes, together with accrued but unpaid interest thereon (which interest payments shall be payable, at the sole option of such Investor, in cash or in the form of the new securities to be issued in the Subsequent Offering), for the securities issued or to be issued in the Subsequent Offering.  The Company covenants and agrees to notify in writing the Investors who hold outstanding Notes of the terms and conditions of any such proposed Subsequent Offering no less than ten (10) days prior to the closing of any Subsequent Offering.

2.           The Closings.  Subject to the conditions set forth below, the purchase and sale of the Units shall take place at the offices of Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, on the date hereof or at such other time and place as the Company and the Investors participating in such Closing mutually agree (each a “Closing” and the date of such Closing, the “Closing Date”).

3.           Deliveries.

3.1           Company Deliveries.  On or prior to each Closing Date, the Company shall deliver or cause to be delivered to each Investor participating at the Closing the following:

(a)           this Agreement duly executed by the Company;

(b)           a Note in the principal amount set forth on Schedule A next to the Investor’s name, comprising part of the Units being purchased by such Investor, registered in the name of such Investor;

(c)           the Warrants in the amount set forth on Schedule A next to the Investor’s name, comprising part of the Units being purchased by such Investor, registered in the name of such Investor;

(d)           a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 5.3 as adopted by the Company’s Board of Directors in the form annexed hereto as Schedule 3.1; and (ii) the Certificate of Incorporation and the Bylaws of the Company, each as in effect at such Closing, provided that, at any Closing after the initial Closing, the Company shall not be required to attach copies of the Certificate of Incorporation or Bylaws, except in the event that either document has been amended or otherwise modified since the immediately preceding Closing;

(e)           a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, certifying that the representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date; and

(f)           a recent (i.e., dated within five (5) days prior to the Closing Date) good standing certificate regarding the Company from the office of the Secretary of State of the State of Nevada.

3.2           Investor Deliveries.  On or prior to the Closing Date, each Investor participating in the Closing shall deliver or cause to be delivered to the Company the following:

(a)           this Agreement duly executed by such Investor;

(b)           such Investor’s aggregate purchase price for the Units by wire transfer to the account as specified in the Closing Escrow Agreement;

(c)           an executed IRS Form W-9;

(d)           the Investor Questionnaire Packet being provided to each investor by the Placement Agent; and

(e)           at any Closing that occurs after the date as of which the Investor executed this Agreement, a certificate, executed by the Investor, dated as of the Closing Date, certifying that the representations and warranties of the Investor shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date).

4.           Closing Conditions.

4.1           Conditions to the Company’s Obligations.  The obligations of the Company hereunder in connection with the Closing with respect to each Investor are subject to the following conditions being met:

(a)           the accuracy in all material respects (except for those representations and warranties that are qualified by materiality or a Material Adverse Effect qualifier, which shall be true and correct in all respects) when made and on the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) of the representations and warranties of each Investor contained herein;

(b)           all obligations, covenants and agreements of each Investor required to be performed at or prior to the Closing Date shall have been performed;

(c)           the delivery by each Investor of the items set forth in Section 3.2 of this Agreement;

(d)           no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement; and

(e)           the delivery by each Investor of its aggregate purchase price.

4.2           Condition’s to Investor’s Obligations.  The respective obligations of the Investors hereunder in connection with the Closing are subject to the following conditions being met:

(a)           the accuracy in all material respects (except for those representations and warranties that are qualified by materiality or a Material Adverse Effect qualifier, which shall be true and correct in all respects) when made and on the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) of the representations and warranties of the Company contained herein;

(b)           all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(c)           the delivery by the Company of the items set forth in Section 3.1 of this Agreement;

(d)           the Company shall have obtained the Required Consents (as hereinafter defined), if any, and shall have provided the Investors true and correct copies thereof;

(e)           no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement;

(f)           nothing shall have occurred or been discovered prior to the Closing Date that would reasonably be expected, either individually or collectively, to have a materially adverse effect on the business, operations, financial condition, prospects or assets of the Company or its subsidiaries (a “Material Adverse Effect”); and

(g)           prior to the Closing Date, trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission (“Commission”) or the OTC Bulleting Board, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any United States trading market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Placement Agent makes it impracticable or inadvisable to purchase the Units at the Closing.

5.           Representations and Warranties of the Company.  The Company hereby represents and warrants to each Investor that:

5.1           Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 5.1 (the “Subsidiaries”).  The Company owns all of the capital stock or other equity interests of each Subsidiary free and clear of any mortgages, liens, hypothecations and encumbrances (collectively, the “Liens”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, nonassessable (or the foreign equivalent) and free of preemptive and similar rights to subscribe for or purchase securities.

5.2           Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect.

5.3           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, the Note and the Warrant and the other documents contemplated hereunder and thereunder (collectively, the “Transaction Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.4           No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance or sale of the Units and the consummation by the Company of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, (iii) result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary or (iv) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any trading market, court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the regulations of any trading market), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect.

5.5           Filings, Consents and Approvals. Except as set forth on Schedule 5.5 (the “Required Consents”), no consent, approval, waiver, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority or self regulatory agency or trading market or any other person on the part of the Company is required in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than such filings as have been duly, validly and lawfully made prior to the date hereof.

5.6           Issuance of the Units. The Notes and Warrants comprising the Units are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly authorized and will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.  The Notes and Warrants when issued will be free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents except as imposed by law.  When the shares of Common Stock underlying the Warrants are issued and paid for in accordance with the applicable Transaction Documents such shares will be duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, validly issued, fully paid and nonassessable, and free and clear of all Liens other than restrictions on transfer provided for in the Transaction Documents except as imposed by law. The Company has reserved from its duly authorized capital stock all of the shares of Common Stock issuable upon exercise of the Warrants.

5.7           Capitalization. The authorized capital of the Company is as described in the Company’s SEC Reports (as defined in Section 5.8, below). The Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (“Exchange Act”), in which such capitalization is fully described. Except as set forth on Schedule 5.7, no person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents, all of which rights have been waived in connection with this Offering. Except as specifically set forth in the SEC Reports or on Schedule 5.7, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Investors under the terms of the Notes and Warrants) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Units. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.  “Common Stock Equivalents” means any securities of the Company or the Subsidiaries that entitle the holder thereof to acquire, at any time, Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

5.8           SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (“Securities Act”), if applicable, and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, including the exhibits thereto and documents incorporated by reference therein (“SEC Reports”), since September __, 2010 on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, but fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments and except as such financial statements may be limited or qualified by the going concern opinion contained therein.

5.9           Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) that would be required to be disclosed on the Company’s balance sheet in conformity with GAAP and are not disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses (x) which represent ordinary course short-term bank borrowings or (y) which otherwise, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or stock purchase plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Units contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company on a Current Report on Form 8-K at the time this representation is made or deemed made that has not been publicly disclosed at least one trading day prior to the date that this representation is made or deemed made.  “Affiliate” means any individual, corporation, limited liability company, partnership, trust or any other organization or entity (each, a “Person”) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act

5.10           Litigation. Except as disclosed in the SEC Reports, there is no legal or regulatory trial, action, hearing or other proceeding pending or, to the knowledge of the Company, threatened (collectively, the “Actions”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Units or (ii) would, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and, to the knowledge of the Company, there is not pending or contemplated, any formal investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

5.11           Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, none of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.12           Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived) or (ii) is in violation of any judgment, decree, or order of any court, arbitrator or governmental body.  To the best of their knowledge, the Company and its Subsidiaries (i) are, and at all times have been, in full compliance with all statutes, rules, ordinances, regulations, or guidance applicable to the Company and the Subsidiaries including, without limitation, all foreign, federal, state and local laws applicable to their respective businesses or relating to taxes, environmental protection, occupational health and safety, employment and labor matters and the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export, disposal, quality or safety of any product manufactured or distributed by the Company (collectively, “Applicable Laws”), except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (ii) have not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration or any other federal, state or foreign governmental authority having authority over the Company (“Governmental Authority”) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Approvals”); (iii) possess all material Approvals and such Approvals are valid and in full force and effect and are not in violation of any term of any such Approvals; (iv) have received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Approvals and have no knowledge that any such Governmental Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (v) have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Approvals and the Company has no knowledge that any such Governmental Authority is considering such action; and (vi) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Approvals and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

5.13           Title to Assets. Neither the Company nor the Subsidiaries own any real property.  The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property (other than to the extent security interests granted to lenders may require repayment prior to sale) and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state, foreign or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

5.14           Patents and Trademarks. The Company and the Subsidiaries have all necessary trademarks, service marks, trade secrets, copyrights, patents, formulae and know how (collectively, the “Intellectual Property Rights”) to conduct its business as present contemplated.  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights have expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable to the extent rights of such type are generally enforceable at law and there is no existing infringement by another person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

5.15           Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

5.16           Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has an interest, or is an officer, director, trustee or partner, other than for: (i) payment of salary (in cash or in kind) or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

5.17           Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

5.18           Certain Fees. Except as set forth on Schedule 5.18, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

5.19           Private Placement. Assuming the accuracy of the Investors’ representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Units by the Company to the Investors as contemplated hereby. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has offered the Units for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

5.20           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Units, will not be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

5.21           Registration Rights. Other than the rights being granted to the Investors hereunder, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

5.22           Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Units hereunder does not contravene the rules and regulations of the trading market.

5.23           Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company, its business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made to it any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

5.24           No Integration of Offering. Assuming the accuracy of the Investors’ representations and warranties set forth herein, neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Units to be integrated with prior offerings by the Company.

5.25           Solvency. The Company is or will be with the proceeds of this Offering able to pay its debts as they come due.  Neither the Company nor any Subsidiary is in default with respect to any indebtedness.

5.26           Tax Status.  The Company and each Subsidiary (i) has made or filed all United States federal and state income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

5.27           Regulation M Compliance. The Company has not, and, to the knowledge of the Company, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Units, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Units, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Units.

6.           Representations and Warranties of each Investor.  Each Investor hereby represents, warrants and covenants solely for itself that:

6.1           Authorization.  The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

6.2           No Public Sale or Distribution. The Investor (i) is acquiring the Notes and the Warrants and (ii) upon conversion of the Notes and exercise of the Warrants, will acquire the underlying securities, for its own account, not as a nominee or agent, and not with a view towards, or for resale in connection with, the public sale or distribution of any part thereof, except pursuant to sales registered or exempted under the Securities Act.  The Investor is acquiring the Units hereunder in the ordinary course of its business.  The Investor does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof to sell, transfer, pledge, assign or otherwise distribute any of the Notes or Warrants.

6.3           Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Units, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Units.

6.4           Reliance on Exemptions.  The Investor understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in significant part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Units.

6.5           Information. The Investor has reviewed the SEC Reports and the risk factors set forth therein.  The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Units which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Units involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Units. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Units and the transactions contemplated by this Agreement.

6.6           No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units.

6.7           Transfer or Resale. The Investor understands that: (i) the Notes and Warrants (and the shares underlying the Warrants) have not been and are not being registered under the Securities Act or any state securities or “blue sky” laws, constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act, and may not be offered for sale, sold, transferred, assigned, pledged or otherwise distributed unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company an opinion of counsel, in a form generally acceptable to the Company’s legal counsel, to the effect that such Notes, Warrants and/or shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company and its legal counsel, upon the Company’s request, which request shall be at the Company’s sole discretion, with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, except as provided herein.

6.8           Legends. The Investor understands that the certificates or other instruments representing the Notes and the Warrants and, the stock certificates representing the shares underlying the Warrants, except as set forth below, shall bear any legends as required by applicable state securities or “blue sky” laws in addition to a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM GENERALLY ACCEPTABLE TO THE COMPANY’S LEGAL COUNSEL, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

The Company shall use its reasonable best efforts to cause its transfer agent to remove the legend set forth above and to issue a certificate without such legend to the holder of the securities upon which it is stamped, or to issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company, unless otherwise required by state securities or “blue sky” laws, at such time as (i) such securities are registered for resale under the Securities Act of 1933, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form generally acceptable to the Company’s legal counsel, to the effect that such sale, assignment or transfer of the securities may be made without registration under the Securities Act, or (iii) such holder provides the Company and its legal counsel, upon the Company’s request, which request shall be at the Company’s sole discretion,  with reasonable assurance in writing that the securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

6.9           Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement and each Transaction Document to which the Investor is a party and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

6.10           Residency. The Investor is a resident of that jurisdiction specified below its address on Schedule A.

6.11           No Limitation.  The Investor is not subject to or bound by any agreement, order of court or similar legal restriction which would prevent or materially restrict Investor’s performance

7.           Indemnification.

7.1           Indemnification by the Company.  The Company agrees to indemnify, hold harmless, reimburse and defend each Investor, and its officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Investor relating hereto.  Notwithstanding anything herein to the contrary, in no event shall the Company be liable to an Investor (in the aggregate) for more than the aggregate purchase price for the Units paid by the Investor.

7.2           Indemnification by the Investor.  Each Investor, severally but not jointly, agrees to indemnify, hold harmless, reimburse and defend the Company, each other Investor, and any of their officers, directors, agents, affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Investor or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Investor or breach of any representation or warranty by the Investor in this Agreement or in any exhibits or schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Investor hereunder, or any other agreement entered into by the Company and the Investor relating hereto.

8.           Miscellaneous.

8.1           Guaranty.  The Subsidiaries, jointly and severally, hereby irrevocably, absolutely and unconditionally guarantee the prompt payment by the Company, as and when due and payable (whether by scheduled maturity, acceleration or otherwise), of all obligations from time to time owing in respect of the Notes, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding with respect to the Company, whether or not a claim for post-filing interest is allowed in such proceeding), fees or otherwise, and whether accruing before or subsequent to the commencement of any Insolvency Proceeding with respect to the Company (notwithstanding the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, as amended), and the due performance and observance by the Company of its other obligations now or hereafter existing in respect of the Notes (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the Subsidiaries’ liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Investors but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any of the Subsidiaries.  “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.  The Subsidiaries, jointly and severally, hereby guarantee that the Guaranteed Obligations will be paid or performed, as applicable, strictly in accordance with the terms of the Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Investors with respect thereto. The obligations of the Subsidiaries under this section are independent of the obligations under the Notes, and a separate action or actions may be brought and prosecuted against a Subsidiary to enforce this guaranty, irrespective of whether any action is brought against the Company or any other Subsidiary or whether the Company or any other Subsidiary is joined in any such action or actions. No representation is made by the Subsidiaries as to their present or future financial ability to fulfill their obligations of guarantee.

8.2           Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Units).  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.3           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.4           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5           Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to (a) in the case of the Company to New Leaf Brands, Inc., 9380 East Bahia Drive, Suite A201, Scottsdale, AZ 85260, Attention: Chief Executive Officer, with a copy (which shall not constitute notice) to Hudson Securities, Inc., 488 Main Avenue, 2nd Floor, Norwalk, CT  06851, Attention: _____________, Fax #: ________________, and Graubard Miller, 405 Lexington Avenue, 19th Floor, New York, New York, Attention: Brian L. Ross, Esq., Fax #: (212) 818-8881, and N.I.Jacobs & Associates, 355 Lexington Avenue, New York, New York 10017, Fax #: (646) 219-3050, or (b) in the case of the Investor, to the address as set forth on the signature page or exhibit pages hereof or, in either case, at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

8.6           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor, each future holder of the Units and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

8.7           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.8           Entire Agreement.  This Agreement and the exhibits, schedules and other documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

8.9           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.10           Interpretation.  Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

NEW LEAF BRANDS, INC.

By: s/ David Tsiang
Name:  David Tsiang
Title: CFO

NUTRITIONAL SPECIALTIES, INC., solely with respect to Section 8.1

By: s/David Tsiang
Name:  David Tsiang
Title:  CFO

BAYWOOD NEW LEAF ACQUISITION, INC., solely with respect to Section 8.1

By: s/David Tsiang
Name:  David Tsiang
Title: CFO

INVESTOR:

By:________________________
Name:
Title:

Address for Notices:

Fax#:
Tax ID#:

Schedule A

Investors

Name and Address of Investor	Aggregate Purchase Price	Principal Face Amount of Note	Number of Warrant Shares

EXHIBIT A

Form of Convertible Promissory Note

EXHIBIT B

Form of Warrant

EXHIBIT C

Registration Rights

(i)           The shares of Common Stock issuable to the Investors upon exercise of the Warrants are referred to herein collectively as “Registrable Securities.”  The shares of Common Stock underlying the warrants issued to the Placement Agent (as defined in the Note and Warrant Purchase Agreement of which this Exhibit C is a part) shall be deemed Registrable Securities and the holders thereof shall be deemed Holders (as defined below) for all purposes set forth in this Exhibit C.

(ii)            (a)           If the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration solely in connection with an employee benefit or stock ownership plan in a transaction described in Rule 145 under the Securities Act) and the registration form to be used may be used for the registration of the sale of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities (“Holders”) of its intention to effect such a registration (each a “Piggyback Notice”).  Subject to Section (ii)(b) and Section (ii)(c) of this Exhibit C, the Company will include in the Piggyback Registration all Registrable Securities that Holders of Registrable Securities request the Company to include in the Piggyback Registration by written notice given to the Company within fifteen (15) days after the date of the Company’s notice.  The Holders acknowledge that the Piggyback Notice may constitute material non-public information regarding the Company.

(b)           If a Piggyback Registration relates to an underwritten public offering of securities by the Company and the lead managing underwriter(s) advise the Company in writing that in the opinion of the lead managing underwriter(s) the number of securities requested to be included in the Piggyback Registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, the Registrable Securities requested to be included in the Piggyback Registration, pro rata among the Holders and all other holders of Registration Rights from the Company based on the ratio of the number of Registrable Securities that each such individual, corporation, limited liability company, partnership, trust or any other organization or entity (collectively, “Person”) has requested the Company include in the Piggyback Registration over the total number of Registrable Securities requested to be included in the Piggyback Registration by the Holders; and (iii) third, other securities requested to be included in such registration, pro rata among the holders of such other securities based on the ratio of the number of such other securities that each such holder has requested the Company include in the Piggyback Registration over the total number of other securities requested to be included in the Piggyback Registration by such other holders. In the event for any reason the Commission notifies the Company of any limitation on the number of Registrable Securities that may be included in a Registration Statement, such notice shall be treated as if an underwriter had given such notice and the Registrable Securities included in such Piggyback Registration will be adjusted in accordance with this Section (ii)(b).

(c)           If a Piggyback Registration relates to an underwritten public offering of securities by holders of the Company’s securities other than the Holders ( the “Selling Stockholders”) and the managing underwriter(s) advise the Company in writing that in their opinion, the number of securities requested to be included in the Piggyback Registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Selling Stockholders, the Company will include in the Piggyback Registration (i) first, the securities of the Selling Stockholders; (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Holders and all other holders of registration rights from the Company based on the ratio of the number of Registrable Securities that each such Person has requested the Company include in the Piggyback Registration over the total number of Registrable Securities requested to be included in the Piggyback Registration; and (iii) third, other securities requested to be included in such registration, pro rata among the holders of such securities based on the ratio of the number of such other securities that each such holder has requested the Company include in the Piggyback Registration over the total number of other securities requested to be included in the Piggyback Registration by such other holders.

(d)           Notwithstanding anything to the contrary herein, the Company shall be entitled to limit the number of Registrable Securities to the extent it deems advisable, upon advice of its legal counsel, in order to comply with Rule 415 under the Securities Act.

(iii)           The Company will keep any registration statement which registers the Registrable Securities pursuant hereto effective and current until the earlier of the date by which all the registered Registrable Securities have been sold and the date that the Registrable Securities may be sold pursuant to Rule 144 without any volume restrictions and, subject to the Black-Out Periods (defined below), the date all of the Warrants are either exercised, redeemed or otherwise expired.

(iv)           The Company will notify each Holder of such Registrable Securities as expeditiously as possible following the effectiveness of any registration statement filed pursuant to this section, and/or of any request by the Commission for the amending or supplementing of such registration statement or prospectus included in the registration statement (“Prospectus”).  If the Prospectus is amended to comply with the requirements of the Securities Act, the Holders, if requested by the Company, will immediately cease making offers of the Registrable Securities and the Company will promptly provide the Holders with revised Prospectuses to enable the Holders to resume making offers of the Registrable Securities.  The Company will promptly notify the Holders, if after delivery of a Prospectus to the Holders, that, in the judgment of the Company, it is advisable to suspend use of the Prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company. Upon receipt of such notice, each such Holder will immediately discontinue any sales of Registrable Securities pursuant to such registration statement until such Holder has received copies of a supplemented or amended Prospectus or until such Holder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus (such period of discontinuance is referred to herein as a “Black-Out Period”).  Notwithstanding anything to the contrary herein, the Company will not exercise its rights under this subsection to suspend sales of Registrable Securities for a period in excess of 90 days in any 365-day period.

(v)           If and whenever the Company is required by the provisions of this Agreement to affect the registration of any Registrable Securities under the Securities Act, the Company will:

(a)           as expeditiously as possible furnish to each Holder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder; and

(b)           as expeditiously as possible, notify each Holder, promptly after it receives notice thereof, of the time when such registration statement has become effective or a supplement to any Prospectus forming a part of such registration statement has been filed.

(vi)           In any registration statement in which Registrable Securities are included, the Company will bear all expenses and pay all fees incurred in connection therewith, excluding underwriting discounts and commissions payable with respect to the Registrable Securities, and fees and expenses of counsel and/or other experts retained by the Holders of the Registrable Securities (except as set forth below) but including the expenses of preparing the registration statement, filing it with the Commission and FINRA and having it declared effective (or cleared) by such agencies, providing a reasonable number of copies of the prospectus contained therein to the Holders, and the reasonable fees (capped at $20,000) and disbursements of one special counsel for all of the Holders, selected by the Placement Agent.

(vii)           (a)           The Company shall indemnify the Holder of the Registrable Securities to be sold or resold pursuant to any registration statement hereunder and any underwriter or person deemed to be an underwriter under the Securities Act and each person, if any, who controls such Holder or underwriters or persons deemed to be underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act , against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which the Holder may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent (a) arising from information furnished (or omitted to be furnished) by or on behalf of the Holder, in writing, for specific inclusion in such registration statement or (b) because the Holder failed to suspend the use of such registration statement and discontinue any sales of Registrable Securities during a Black-Out Period (of which it was reasonably made aware by the Company) or failed to timely deliver a final prospectus to the purchasers of such Holder’s Registrable Securities.  The Holder of the Registrable Securities to be sold or resold pursuant to such registration statement, and their successors and assigns, shall indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which the Company may become subject under the Securities Act, the Exchange Act or otherwise, (a) arising from information furnished (or omitted to be furnished) by or on behalf of the Holder, in writing, for specific inclusion in such registration statement or (b) because the Holder failed to suspend the use of such registration statement and discontinue any sales of Registrable Securities during a Black-Out Period (of which it was reasonably made aware by the Company) or failed to timely deliver a final prospectus to the purchasers of such Holder’s Registrable Securities.

(b)           If any action is brought against a party hereto, (“Indemnified Party”) in respect of which indemnity may be sought against the other party (“Indemnifying Party”), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Indemnified Party.  Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by Indemnifying Party in connection with the defense of such action, or (ii) Indemnifying Party shall not have employed counsel to defend such action, or (iii) such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of not more than one additional firm of attorneys designated in writing by the Indemnified Party shall be borne by Indemnifying Party.  Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

(c)           If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or (ii) if (but only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by the Holder exceed the profit, if any, earned by the Holder as a result of the exercise by him of the Warrants and the sale or resale by him of the Registrable Securities.

(d)           The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

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